AIMF-SOAI SUP-1

Statement of Additional Information Supplement dated October 17, 2018

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, C, R, Y, R5, R6 and Investor Class shares, as applicable, of the Funds listed below:

Invesco Asia Pacific Growth Fund	Invesco Global Small & Mid Cap Growth Fund
Invesco European Growth Fund	Invesco International Companies Fund
Invesco Global Growth Fund	Invesco International Core Equity Fund
Invesco Global Opportunities Fund	Invesco International Growth Fund
Invesco Global Responsibility Equity Fund	Invesco Select Opportunities Fund

The following information replaces in its entirety the paragraphs under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS – Investment Strategies and Risks – Foreign Investments – Foreign Securities – Risks of Developing/Emerging Markets Countries” in the Statement of Additional Information:

“Risks of Developing/Emerging Markets Countries. Invesco Global Small & Mid Cap Growth Fund and Invesco European Growth Fund may each invest up to 35%, Invesco International Companies Fund may invest up to 30%, and Invesco Global Growth Fund and Invesco International Core Equity Fund may each invest up to 20%, of their respective net assets in securities of companies located in developing and emerging markets countries. Invesco International Growth Fund may invest up to 1.25 times the amount of exposure to emerging market countries in the MSCI All Country World ex-U.S. Growth Index. Invesco Asia Pacific Growth Fund, Invesco Global Opportunities Fund and Invesco Select Opportunities Fund may each invest up to 100% of their respective net assets in securities of companies located in developing and emerging markets countries. Invesco Global Responsibility Equity Fund may also invest in securities of companies located in developing and emerging markets countries.

Unless a Fund’s prospectus includes a different definition, the Fund considers developing and emerging markets countries to be those countries that are (i) generally recognized to be an emerging market country by the international financial community, including the World Bank, or (ii) determined by the Adviser to be an emerging market country. As of the date of this SAI, the Adviser considers “emerging market countries” to generally include every country in the world except those countries included in the MSCI World Index. The Adviser has broad discretion to identify countries that it considers to be emerging market countries and may consider various factors in determining whether to classify a country as an emerging market country, including a country’s relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors the Adviser believes to be relevant. Because emerging markets equity and emerging markets debt are distinct asset classes, a country may be deemed an emerging market country with respect to its equity only, its debt only, both its equity and debt, or neither.

Investments in developing and emerging markets countries present risks in addition to, or greater than, those presented by investments in foreign issuers generally, and may include the following risks:

i. Restriction, to varying degrees, on foreign investment in stocks;

ii. Repatriation of investment income, capital, and the proceeds of sales in foreign countries may require foreign governmental registration and/or approval;

iii. Greater risk of fluctuation in value of foreign investments due to changes in currency exchange rates, currency control regulations or currency devaluation;

iv. Inflation and rapid fluctuations in inflation rates may have negative effects on the economies and securities markets of certain developing and emerging markets countries;

v. Many of the developing and emerging markets countries’ securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility; and

vi. There is a risk in developing and emerging markets countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies.”

AIMF-SOAI-SUP-1